Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into as of May 17, 2019 by and among Integration Appliance, Inc., a Delaware corporation (the “Borrower”), LegalApp Holdings, Inc., a Delaware corporation (“Parent”), IntApp, Inc., a Delaware corporation (“IntApp”), the other Guarantors signatory hereto, Golub Capital LLC, as agent for the Lenders (“Agent”) and the Lenders signatory hereto.

WITNESSETH:

WHEREAS, Borrower, Guarantors, Agent and Lenders from time to time party thereto are parties to that certain Amended and Restated Credit Agreement originally dated as of September 30, 2013 and amended and restated as of August 13, 2018 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Borrower has requested that Agent and Lenders amend certain provisions of the Credit Agreement to, among other things, provide additional term loans to fund the One Place Acquisition and fees, costs and expenses associated therewith, subject to the satisfaction of the conditions set forth herein, the Lenders signatory hereto, which constitute the Required Lenders, are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 2.2 of the Credit Agreement. Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Subject to the terms and conditions of this Agreement, (x) on the Restatement Date each Lender with an Initial Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the “Initial Term Loan”) to Borrower in an amount equal to such Lender’s Pro Rata Share of the Initial Term Loan Amount and (y) on the First Amendment Effective Date each Lender with a Supplemental Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the “Supplemental Term Loan”) to Borrower in an amount equal to such Lender’s Pro Rata Share of the Supplemental Term Loan Amount. The outstanding unpaid principal balance and all accrued and unpaid interest on the Term Loan shall be due and payable on the Maturity Date or, if earlier, the date on which the Obligations are declared due and payable pursuant to the terms of this Agreement; provided, however, that from and after the effective date of the Conversion Option, the Borrower shall repay the Term Loan on the last day of each fiscal quarter (commencing on the last day of the first full fiscal quarter after the effective date of the Conversion Option) in an amount equal to 0.25% of the sum of (i) the aggregate principal amount of the Initial Term Loan funded on the Restatement Date and (ii) the aggregate principal amount of the Supplemental Term Loan funded on the First Amendment Effective Date, with the remaining principal amount of the Term Loan then outstanding due and payable in full on the Maturity Date. Any principal amount of the Initial Term Loan and the Supplemental Term Loan that is repaid or prepaid may not be reborrowed. All principal of, interest on, and other amounts payable in respect of the Initial Term Loan and Supplemental Term Loan shall constitute Obligations. Notwithstanding anything to the contrary contained in this Section 2.2(a), the Borrower hereby acknowledges, confirms and agrees that (1) immediately prior to the First Amendment Effective Date, the outstanding principal amount of the Term Loan is equal to $200,000,000.00 (such Indebtedness being hereinafter referred to as the “Existing Term Loan Indebtedness”) and such Existing Term Loan Indebtedness is not subject to any set-off, reduction or any counterclaim by the Borrower, (2) such Existing Term Loan Indebtedness shall not be repaid on the First Amendment Effective Date, but rather shall be continued and re-evidenced by this Agreement as a portion of the Term Loan outstanding hereunder, and (3) for all purposes of this Agreement and the other Loan Documents, the sum of the Existing Term Loan Indebtedness immediately prior to the First Amendment Effective Date ($200,000,000.00) and the Supplemental Term Loan made on the First Amendment Effective Date ($73,000,000.00) shall constitute the Term Loan outstanding on the First Amendment Effective Date in the principal amount of $273,000,000.00. Immediately upon the incurrence of the Supplemental Term Loan on the First Amendment Effective Date, the Supplemental Term Loan shall constitute a single class of Term Loans with the Initial Term Loans (and shall be fully fungible with the Existing Term Loan Indebtedness).

(b) Amendments to Section 2.4(c)(ii) of the Credit Agreement. Section 2.4(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) Initial Term Loan Commitments and Supplemental Term Loan Commitments. The Initial Term Loan Commitments shall terminate upon the making of the Initial Term Loan. The Supplemental Term Loan Commitments shall terminate upon the making of the Supplemental Term Loan.

(c) Amendments to Section 2.4(f) of the Credit Agreement. Section 2.4(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f) Application of Payments. Each prepayment pursuant to Section 2.4(e)(ii) through (e)(vii) above shall (A) so long as no Acceleration Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Protective Advances until paid in full, second, to the outstanding principal amount of the Initial Term Loan, the Supplemental Term Loan and any Incremental Term Loans on a pro rata basis until paid in full and third, to the outstanding principal amount of the Advances (without a corresponding permanent reduction in the Maximum Revolver Amount), until paid in full, and (B) if an Acceleration Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii). Each prepayment of the Initial Term Loan, the Supplemental Term Loan or any Incremental Term Loan pursuant to this Section 2.4(f) shall be applied first, to Index Rate Loans, until paid in full, and second, to LIBOR Rate Loans, until paid in full; provided, however, that with respect to clauses (A) and (B) of the preceding sentence amounts representing any Applicable Prepayment Premium shall be paid to the Lenders holding the Initial Term Loan, the Supplemental Term Loan or any Incremental Term Loans as a premium in connection with such prepayment; provided, further, that with respect to any prepayments made on or after the effective date of the Conversion Option, any partial prepayment of the Term Loans made by or on behalf of the Borrower shall be applied to the remaining scheduled installments of the Term Loans (including the final installment due on the Maturity Date) in the inverse order of maturity as to remaining installments. Each prepayment of the Advances pursuant to this Section 2.4(f) shall be applied first, to Index Rate Loans, until paid in full, and second, to LIBOR Rate Loans, until paid in full.

(d) Amendments to Section 2.10 of the Credit Agreement. Section 2.10 of the Credit Agreement is hereby amended by amending and restating the lead-in paragraph thereto in its entirety to read as follows:

Section 2.10 Fees. Borrower shall pay to Agent (or TDL Lending, LLC, Series 10 and TC Lending LLC, in the case of the TPG Fee Letter and the TPG Supplemental Fee Letter),

(e) Amendments to Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement is hereby amended by replacing the dollar amount of “$500,000” in clause (e) with “$1,000,000”.

(f) Amendments to Section 6.13 of the Credit Agreement. Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.13 Use of Proceeds. Use the proceeds of the Advances and the Term Loan for any purpose other than (a) on the Restatement Date, (i) use a portion of the Initial Term Loan to pay for the Restatement Date Refinancing and a portion of the consideration for the Restatement Date Acquisition, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, (b) on the First Amendment Effective Date, use the Supplemental Term Loan to (i) finance the One Place Acquisition and pay transaction fees, costs and expenses in connection therewith and (ii) to prepay in full all Advances outstanding on the First Amendment Effective Date (but not, for the avoidance of doubt, to permanently reduce the Revolver Commitments) and (c) after the Restatement Date, funding working capital and Capital Expenditures of the Borrower and the Borrower’s general corporate purposes (including Permitted Acquisitions and other transactions not prohibited by this Agreement), in each case consistent with the terms and conditions hereof.

(g) Amendments to Section 7.1(a) of the Credit Agreement. Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Maximum Recurring Revenue Leverage Ratio. Prior to the effective date of the Conversion Option, have a Recurring Revenue Leverage Ratio, as of the last day of each fiscal quarter set forth in the following table, which shall not exceed the applicable ratio set forth in the following table for such fiscal quarter ending on such date:

Fiscal Quarter ending on:	Applicable Ratio:

September 30, 2018	2.25:1.00

December 31, 2018	2.25:1.00

March 31, 2019	2.25:1.00

June 30, 2019	2.25:1.00

September 30, 2019	2.15:1.00

December 31, 2019	2.05:1.00

Fiscal Quarter ending on:	Applicable Ratio:

March 31, 2020	1.95:1.00

June 30, 2020	1.85:1.00

September 30, 2020	1.65:1.00

December 31, 2020	1.60:1.00

March 31, 2021	1.50:1.00

June 30, 2021	1.40:1.00

September 30, 2021	1.35:1.00

December 31, 2021	1.30:1.00

March 31, 2022 and each fiscal quarter ending thereafter	1.25:1.00

(h) Amendments to Section 14.1 of the Credit Agreement. Section 14.1 of the Credit Agreement is hereby amended by amending and restating clause (x) of the proviso to clause (a) of said Section to read as follows:

(x) change the definition of “Maximum Revolver Amount”, “Initial Term Loan Amount” or “Supplemental Term Loan Amount”.

(i) Amendments to Schedule C to the Credit Agreement. Schedule C to the Credit Agreement is hereby replaced in its entirety by Schedule C to this First Amendment.

(j) Amendments to Schedule 1.1 to the Credit Agreement (Definitions). Schedule 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the correct alphabetical order:

“Agent Supplemental Fee Letter” means that certain fee letter between Borrower and Agent dated as of the First Amendment Effective Date.

“First Amendment” means that certain First Amendment and Waiver to Amended and Restated Credit Agreement, dated as of May 17, 2019, by and among the Loan Parties, the Lenders party thereto and Agent.

“First Amendment Effective Date” has the meaning specified therefor in the First Amendment.

“One Place Acquisition” means the Acquisition consummated pursuant to, and in accordance with, the One Place Acquisition Documents.

“One Place Acquisition Agreement” means the Share Purchase Agreement, dated as of the date hereof, by and among SMP Trustees (Jersey) Limited, in its capacity as trustee of The Black Zebra (Jersey) Trust, the Borrower and Timothy Julien Smith, relating to the sale and purchase of the entire issued share capital of OnePlace Holdings Pte. Ltd. (as the same be amended from time to time as permitted by the Credit Agreement).

“One Place Acquisition Documents” means the One Place Acquisition Agreement and each other instrument or agreement relating to the One Place Acquisition.

“Supplemental Term Loan” has the meaning specified therefor in Section 2.2 of the Agreement.

“Supplemental Term Loan Amount” means $73,000,000.

“Supplemental Term Loan Commitment” means, with respect to each Lender, its Supplemental Term Loan Commitment, and, with respect to all Lenders, their Supplemental Term Loan Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement.

“TPG Supplemental Fee Letter” means that certain fee letter by and among Borrower, TDL Lending, LLC, Series 10 and TC Lending, LLC, dated as of the First Amendment Effective Date.

(k) Amendments to Schedule 1.1 to the Credit Agreement (Definitions). The definition of “Commitment” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means, with respect to each Lender, its Revolver Commitment, its Initial Term Loan Commitment, its Supplemental Term Loan Commitment or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Initial Term Loan Commitments, their Supplemental Term Loan Commitments or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement. For the avoidance of doubt, Commitments shall include Incremental Term Loan Commitments to the extent provided in Section 2.2(b).

(l) Amendments to Schedule 1.1 to the Credit Agreement (Definitions). The definition of “Fee Letter” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Fee Letters” means the Agent Fee Letter, the TPG Fee Letter, the Agent Supplemental Fee Letter and the TPG Supplemental Fee Letter.

(m) Amendments to Schedule 1.1 to the Credit Agreement (Definitions). The definition of “Permitted Acquisition” in Schedule 1.1 of the Credit Agreement is hereby amended by inserting the words “except with respect to the One Place Acquisition” in the beginning of clause (c) thereof.

(n) Amendments to Schedule 1.1 to the Credit Agreement (Definitions). The definition of “Pro Rata Share” in Schedule 1.1 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof in its entirety to read as follows:

(b) (i) with respect to a Lender’s obligation to make the Initial Term Loan and right to receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Initial Term Loan, the percentage obtained by dividing (A) such Lender’s Initial Term Loan Commitment, by (B) the aggregate amount of all Lenders’ Initial Term Loan Commitments , and (y) from and after the making of the Initial Term Loan, the percentage obtained by dividing (A) the principal amount of such Lender’s portion of the Initial Term Loan by (B) the principal amount of the Initial Term Loan, (ii) with respect to a Lender’s obligation to make the Supplemental Term Loan and right to receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Supplemental Term Loan, the percentage obtained by dividing (A) such Lender’s Supplemental Term Loan Commitment, by (B) the aggregate amount of all Lenders’ Supplemental Term Loan Commitments, and (y) from and after the making of the Supplemental Term Loan, the percentage obtained by dividing (A) the principal amount of such Lender’s portion of the Supplemental Term Loan by (B) the principal amount of the Supplemental Term Loan, and (iii) with respect to a Lender’s obligation to make any Incremental Term Loan and right to receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of such Incremental Term Loan, the percentage obtained by dividing (A) such Lender’s Incremental Term Loan Commitment, by (B) the aggregate amount of all Lenders’ Incremental Term Loan Commitments, and (y) from and after the making of such Incremental Term Loan, the percentage obtained by dividing (A) the principal amount of such Lender’s portion of such Incremental Term Loan by (B) the principal amount of such Incremental Term Loan, and

(o) Amendments to Schedule 1.1 to the Credit Agreement (Definitions). The definition of “Term Loan” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loan” means, collectively, the Initial Term Loan, the Supplemental Term Loan and, unless the context or an Incremental Amendment requires otherwise, the Incremental Term Loans.

(p) Amendments to Schedule 1.1 to the Credit Agreement (Definitions). The definition of “Term Note” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Note” means a Term Note, substantially in the form of Exhibit E-2, which, after execution and delivery to the applicable Lender, shall be in the principal amount of the Initial Term Loan Commitment and/or Supplemental Term Loan Commitment thereof (or the aggregate outstanding principal balance of the Initial Term Loan and/or Supplemental Term Loan held by such Lender) and shall represent the obligation of Borrower to pay the amount of such Lender’s Initial Term Loan Commitment and/or Supplemental Term Loan Commitment (or the aggregate outstanding principal balance of the Initial Term Loan and/or Supplemental Term Loan held by such Lender) together with interest thereon as prescribed in Section 2.6 of the Agreement.

(q) Amendments to Schedules 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.13(b), 4.13(c) and 4.15 to the Credit Agreement. The information set forth on Schedules 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.13(b), 4.13(c) and 4.15 hereto is hereby added to the information set forth in Schedules 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.13(b), 4.13(c) and 4.15, respectively, to the Credit Agreement and shall be deemed a part thereof for all purposes of the Credit Agreement as of the First Amendment Effective Date.

(r) Amendment to Schedule 5.15. Notwithstanding anything to the contrary in the Credit Agreement or any schedule thereto, item #2 of Schedule 5.15 is hereby deleted in its entirety and replaced with the following:

2) Dissolution of DealCloud Software Solutions Private Limited. Borrower will deliver, in form and substance satisfactory to Agent, evidence that DealCloud Software Solutions Private Limited has been legally dissolved and is no longer in existence within ninety (90) days of the First Amendment Effective Date, or at such later date as the Agent, in its sole discretion, agrees; provided that, the Loan Parties hereby agree that until such evidence has been delivered to Agent DealCloud Software Solutions Private Limited shall not own or acquire any assets or perform any operations; provided, further that failure to comply with the requirements of the foregoing proviso shall constitute an immediate Event of Default under the Agreement.

2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 below and the proviso of this Section 2, the Lenders party hereto hereby agree to waive the requirement that the total purchase price consideration paid and payable for assets of Targets that are not located in the United States does not exceed $25,000,000 during the term of term of this Agreement (the “Non-Guarantor Basket”) set forth in clause (i) of the definition of “Permitted Acquisition” with respect to the One Place Acquisition; provided, however, that, it is understood and agreed that after giving effect to the consummation of the One Place Acquisition, the Non-Guarantor Basket shall be deemed to have been fully utilized and no other Acquisitions of Targets organized under the laws of any jurisdiction outside of the United States or whose assets are located outside of the United States shall be permitted without the prior written consent of the Required Lenders. The waiver in this Section 2 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3. Conditions. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent (the date on which such effectiveness occurs, the “First Amendment Effective Date”):

a. Agent shall have received each of the following documents, in form and substance reasonably satisfactory to Agent, duly executed and delivered, and each such document shall be in full force and effect:

(i) this First Amendment duly executed by the Borrower, the Guarantors, Agent and the Lenders;

(ii) the Agent Supplemental Fee Letter and the TPG Supplemental Fee Letter;

(iii) if requested by any Lender in writing (it being agreed that any such writing s hall be acceptable if provided in electronic mail form) at least two (2) Business Days prior to the First Amendment Effective Date, a Term Note reflecting such Lender’s Supplemental Term Loan Commitment;

(iv) a solvency certificate from the chief financial officer or treasurer of Borrower, certifying that, after giving effect to the extensions of credit on the First Amendment Effective Date and the consummation of the One Place Acquisition, the Loan Parties taken as a whole are Solvent;

(v) a payment direction letter, attaching a flow of funds thereto, delivered by the Loan Parties, regarding the extensions of credit to be made on the First Amendment Effective Date;

(vi) a notice of borrowing in respect of the Supplemental Term Loan, duly executed and delivered to Agent and substantially in the form of a Notice of Advance; and

(vii) all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations. Including the Patriot Act, in each case, as requested by Agent or any Lender at least five (5) Business Days prior to the First Amendment Effective Date.

b. Agent shall have received each of the following:

(i) a certificate from the Secretary or Assistant Secretary of each Loan Party (A) attesting to the resolutions of such Loan Party’s Board of Directors authorizing its execution, delivery, and performance of the First Amendment and, in the case of Borrower, the Agent Supplemental Fee Letter and the TPG Supplemental Fee Letter, (B) authorizing specific officers of such Loan Party to execute the same, and (C) attesting to the incumbency and signatures of such specific officers of such Loan Party;

(ii) copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the First Amendment Effective Date, certified by the Secretary of such Loan Party;

(iii) a certificate of status with respect to each Loan Party, indicating that such Loan Party is in good standing (or, if such jurisdiction does not provide for good standing status, the equivalent status provided for in such jurisdiction) in the jurisdiction of organization of such Loan Party (each dated as of a recent date prior to the First Amendment Effective Date); and

(iv) U.S. judgment and UCC lien searches on the OnePlace Entity (as defined in the One Place Acquisition Agreement);

c. Agent shall have received an opinion of Robinson, Bradshaw & Hinson, P.A. in form and substance reasonably satisfactory to Agent;

d. the truth and accuracy of the representations and warranties contained in Section 4 hereof;

e. Agent shall have received a certificate from the chief financial officer of Parent demonstrating that, after giving effect to the incurrence of the Supplemental Term Loan on the date hereof and the consummation of the One Place Acquisition, (i) the Recurring Revenue Leverage Ratio (for purposes hereof the Recurring Revenue Leverage Ratio shall be calculated on a pro forma basis based on (x) the amount of Total Indebtedness as of the date hereof and (y) Recurring Revenue of Parent and its Subsidiaries (including OnePlace Holdings Pte. Ltd. and its Subsidiaries) for the three (3) consecutive month period ended as of March 31, 2019 multiplied by four (4)) shall not exceed 2.25:1.00 and (ii) the Loan Parties shall have Liquidity, calculated on a pro forma basis, of at least $19,000,000;

f. Agent shall have received true, correct and complete copies of the executed One Place Acquisition Documents;

g. no Advances shall be outstanding on the First Amendment Effective Date after giving effect to the funding of the Supplemental Term Loan and the other transactions to occur on the First Amendment Effective Date;

h. there shall have been paid (or substantially concurrent with the effectiveness hereof will be paid) to Agent, for its own account (or the account of its designees), (i) all fees that are required to be paid on the First Amendment Effective Date pursuant to the Fee Letters and (ii) all Lender Group Expenses incurred in connection with the transactions evidenced by this First Amendment to the extent an invoice therefor shall have been provided to the Borrower one (1) Business Day prior to the First Amendment Effective Date; and

i. the One Place Acquisition shall have been or, substantially concurrently with the funding of the entire amount of the Supplemental Term Loan on the First Amendment Effective Date shall be, consummated in all material respects in accordance with the terms of the One Place Acquisition Agreement (without giving effect to any amendment, modification or waiver by Borrower of any of the provisions thereof that would be materially adverse to the Lenders without the consent of Agent, such consent not to be unreasonably withheld, conditions or delayed).

4. Representations and Warranties. Each Loan Party hereby represents and warrants to Agent as of the First Amendment Effective Date as follows:

a. the execution, delivery and performance by the Loan Parties of this First Amendment, the Agent Supplemental Fee Letter and the TPG Supplemental Fee Letter has been duly authorized by all necessary corporate or other applicable organizational action of the Loan Parties party hereto, and does not:

(i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, except to the extent that any such violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change,

(ii) violate any provision of the Governing Documents of any Loan Party or its Subsidiaries,

(iii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contract of any Loan Party or its Subsidiaries except to the extent that any such conflict, breach, or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change,

(iv) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or

(v) require any approval of any Loan Party’s interest holders or any approval or consent of any Person under any material contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect or the failure to obtain could not individually or in the aggregate reasonably be expected to have a Material Adverse Change.

b. each Loan Party has the power and authority to execute, deliver and perform its obligations under this First Amendment, the Credit Agreement (as amended hereby) and each Fee Letter;

c. each of this First Amendment, the Agent Supplemental Fee Letter and the TPG Supplemental Fee Letter has been duly executed and delivered by each Loan Party that is a party thereof and constitutes the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles;

d. after giving effect to this First Amendment and the transactions contemplated hereby, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties to the extent that they are already qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date); and

e. no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated by this First Amendment.

5. Release. The Loan Parties may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents. The Agent, the Lenders and the Loan Parties desire to resolve each and every one of such Claims in conjunction with the execution of this First Amendment and thus each Loan Party makes the releases contained in this Section 5. In consideration of the Agent and the Lenders entering into this First Amendment and agreeing to substantial concessions as set forth herein, each Loan Party hereby fully and unconditionally releases and forever discharges each of the Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this First Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Loan Party has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this First Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Term Loans, the Obligations, the Credit Agreement or any of the Loan Documents, in each case, regarding or relating to the Credit Agreement and the other Loan Documents (collectively, all of the foregoing, the “Claims”). Each Loan Party represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by any Loan Party against the Released Parties which is not released hereby, in each case, regarding or relating to the Credit Agreement and the other Loan Documents. Each Loan Party represents and warrants that the foregoing constitutes a full and complete release of all such Claims.

6. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders and Agent reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This First Amendment shall constitute a Loan Document.

7. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this First Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

8. Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this First Amendment without the prior written consent of each Lender. The terms and provisions of this First Amendment are for the purpose of defining the relative rights and obligations of the Loan Parties and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this First Amendment.

9. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this First Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest), without giving effect to conflicts of laws principles that would result in the application of the laws of another jurisdiction.

10. Severability. The illegality or unenforceability of any provision of this First Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this First Amendment or any instrument or agreement required hereunder.

11. Captions. The captions and headings of this First Amendment are for convenience of reference only and shall not affect the interpretation of this First Amendment.

12. Reaffirmation. By its signature set forth below, each Loan Party hereby ratifies and confirms to Agent and Lenders that, after giving effect to this First Amendment and the transactions contemplated hereby, each of the Credit Agreement, Guaranty, Security Agreement and each other Loan Document to which such Loan Party is a party continues in full force and effect and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms , except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles and each Loan Party hereby ratifies and confirms each such Loan Document. Except as expressly set forth herein, the execution of this First Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

(a) Guaranty. Each Guarantor hereby reaffirms its guarantee of the Guaranteed Obligations (as defined in the Guaranty) under the terms and conditions of the Guaranty and agrees that such Guaranty remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each Guarantor hereby confirms that it consents to the terms of this First Amendment and the Credit Agreement as amended hereby. Each Guarantor hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of the Guaranteed Obligations, including without limitation the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, each other Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations with respect to such Guarantor).

(b) Security Interest. (i) Each Grantor (as defined in the Security Agreement) hereby acknowledges that it has reviewed and consents to the terms and conditions of this First Amendment and the transactions contemplated hereby. In addition, each Grantor reaffirms the security interests granted by such Grantor under the terms and conditions of the Security Agreement to secure the Secured Obligations (as defined in the Security Agreement) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Grantor hereby (A) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral (as defined in the Security Agreement) encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents the payment and performance of the Secured Obligations, (B) confirms its respective grant to Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Grantor’s right, title and interest in, to and under all Collateral (as defined in the Security Agreement), in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations (including all such Obligations as amended, reaffirmed and/or otherwise modified pursuant to this First Amendment), subject to the terms contained in the applicable Loan Documents, and (C) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

13. Costs and Expenses. The Borrower hereby agrees to pay to Agent and each Lender, on demand, all reasonable out-of-pocket costs and expenses incurred or sustained by Agent or such Lender in connection with the preparation of this First Amendment (including any Lender Group Expenses), in each case, in accordance with Section 17.9 of the Credit Agreement.

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IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment as of the date set forth above.

LOAN PARTIES:

LEGALAPP HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Stephen Robertson

Name:	Stephen Robertson
Title:	Chief Financial Officer

INTEGRATION APPLIANCE, INC.,
a Delaware corporation

By:	/s/ Stephen Robertson

Name:	Stephen Robertson
Title:	Chief Financial Officer

INTAPP, INC.,
a Delaware corporation

By:	/s/ Stephen Robertson

Name:	Stephen Robertson
Title:	Chief Financial Officer

THE FRAYMAN GROUP, INC.,
a Delaware corporation

By:	/s/ Stephen Robertson

Name:	Stephen Robertson
Title:	Chief Financial Officer

DEALCLOUD, INC.,
a Delaware corporation

By:	/s/ Stephen Robertson

Name:	Stephen Robertson
Title:	Chief Financial Officer

[Signature Page to First Amendment and Waiver to Credit Agreement]

GWABBIT, INC.,
a Delaware corporation

By:	/s/ Stephen Robertson

Name:	Stephen Robertson
Title:	Chief Financial Officer

[Signature Page to First Amendment and Waiver to Credit Agreement]

AGENT:

GOLUB CAPITAL LLC,
a Delaware limited liability company, as Agent

By:	/s/ Robert G. Tuchscherer

Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to First Amendment and Waiver to Credit Agreement]

LENDERS:

GOLUB CAPITAL BDC CLO 2014 LLC
By:	GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GOLUB CAPITAL BDC CLO III LLC
By:	GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GOLUB CAPITAL BDC HOLDINGS LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GOLUB CAPITAL FUNDING CLO-8-2, Ltd.
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GBDC 3 HOLDINGS LLC
By:	Golub Capital BDC 3, Inc., its sole member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

[Signature Page to First Amendment and Waiver to Credit Agreement]

GC FINANCE OPERATIONS LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GC SBIC IV, L.P.
By:	GC SBIC IV - GP, LLC, its General Partner

By:
Name: Gregory W. Cashman Title: Manager

GOLUB CAPITAL BDC FUNDING II LLC
By:	GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GOLUB CAPITAL FINANCE FUNDING III, LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GCIC HOLDINGS LLC
By:	Golub Capital Investment Corporation, its sole
member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

[Signature Page to First Amendment and Waiver to Credit Agreement]

GC FINANCE OPERATIONS LLC
By:	GC Advisors LLC, its Manager

By:
Name: Robert G. Tuchscherer Title: Managing Director

GC SBIC IV, L.P.
By:	GC SBIC IV - GP, LLC, its General Partner

By:	/s/ Gregory W. Cashman
Name: Gregory W. Cashman Title: Manager

GOLUB CAPITAL BDC FUNDING II LLC
By:	GC Advisors LLC, as agent

By:
Name: Robert G. Tuchscherer Title: Managing Director

GOLUB CAPITAL FINANCE FUNDING III, LLC
By:	GC Advisors LLC, its Manager

By:
Name: Robert G. Tuchscherer Title: Managing Director

GCIC HOLDINGS LLC
By:	Golub Capital Investment Corporation, its sole
member
By:	GC Advisors LLC, its Manager

By:
Name: Robert G. Tuchscherer Title: Managing Director

[Signature Page to First Amendment and Waiver to Credit Agreement]

GCP FINANCE 5 LTD.
By:	GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GCIC FUNDING II LLC
By:	Golub Capital Investment Corporation, its sole
member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

GBDC 3 FUNDING LLC
By:	Golub Capital BDC 3, Inc., its sole member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer Title: Managing Director

[Signature Page to First Amendment and Waiver to Credit Agreement]

LENDERS:

TPG SPECIALTY LENDING, INC.

By:	/s/ Robert (Bo) Stanley

Name:	Robert (Bo) Stanley
Title:	President

TAO TALENTS, LLC

By:

Name:
Title:

TDL LENDING, LLC, SERIES 10

By:

Name:
Title:

TC LENDING, LLC

By:	/s/ Robert (Bo) Stanley

Name:	Robert (Bo) Stanley
Title:	President

[Signature Page to First Amendment and Waiver to Credit Agreement]

LENDERS:

TPG SPECIALTY LENDING, INC.

By:

Name:
Title:

TAO TALENTS, LLC

By:

Name:
Title:

TDL LENDING, LLC, SERIES 10

By:

Name:
Title:

TC LENDING, LLC

By:

Name:
Title:

[Signature Page to First Amendment and Waiver to Credit Agreement]